UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23940

Gemcorp Commodities Alternative Products Fund

(Exact name of registrant as specified in charter)

12 East 49th Street, 18th Floor, New York, NY 10017

(Address of principal executive offices) (Zip code)

1-646-979-8494

(Registrant’s telephone number, including area code)

Ahmad Al-Sati

Gemcorp Capital Advisors LLC

12 East 49th Street, 18th Floor

New York, NY 10017

(Name and address of agent for service)

Date of fiscal year end: December 31

Date of reporting period: December 31, 2025

Item 1. Reports to Stockholders.

(a)

GEMCORP CAPITAL

# Gemcorp Commodities Alternative Products Fund

ANNUAL REPORT

December 31, 2025

Gemcorp Commodities Alternative Products Fund	Shareholder Letter (Unaudited)
December 31, 2025

Dear Shareholders,

We are pleased to share our year end performance update and key reflections on 2025. The Fund delivered net return of +2.15% for the year ended December 31, 2025. By comparison, the Fund’s benchmarks, Bloomberg U.S. Aggregate Bond Index and ICE BofA US 1M Deposit Overnight Constant Maturity, generated 7.30% and 4.30% returns for the year.

2025 was a foundational year as we welcomed our initial investors and continued building the Fund’s portfolio. The primary detractor from Fund relative performance was the Fund’s cash position which was held as the Fund was ramping up the portfolio and managing market risks and volatility over the course of its initial year of operations. Primary contributors to the Fund’s portfolio were the Fund’s positions in baskets of commodity linked bonds.

The fragmentation of global supply-chains has made commodity flows increasingly complex and capital-intensive, reinforcing the need for structured, bespoke credit and allowing for private specialist lenders to step in and play a critical role. Private credit may fill this financing gap with diversified spreads with real-asset backing.

In 2025, commodity volatility rose sharply across oil (driven by geopolitical factors), copper (driven by supply shortages and market concentration), and agricultural products (which are critically weather-dependent). Additionally, weather volatility continues to disrupt major food supplies, affecting billions worldwide. The impacts are evident across the commodity complex.

The current macroeconomic environment and ongoing global supply chain disruptions continue to support the investment approach, highlighting the focus on hard assets and short-duration credit. The past year saw an increase in economic uncertainty driven by rising tariffs, a weaker dollar and higher interest rates, possibly signaling the shift to a new economic order, away from the status quo that followed the global financial crisis. Fundamentally, in times of heightened uncertainty, duration matters. The ability to invest in short-duration credit and self-liquidating instruments allows investors to examine unfolding events before committing to longer-term investments. The ability of these instruments to generate income means that investors can deploy the cash they receive as they see fit, and GCAP seeks to fit this strategy.

Annual Report | December 31, 2025	1

Gemcorp Commodities Alternative Products Fund	Shareholder Letter (Unaudited)
December 31, 2025

Recent Fund deal deployments includes:

1.	Crescent (Turkey): loan to a large mining service provider, with monthly interest payments.

2.	Sonangol Facility (Angola): fuel pre-pay with a large Sub-Saharan African refiner, with monthly payments.

3.	Loinette Capital (Pan-Africa): financing yellow equipment used for mining and cement, with monthly payments.

4.	Pacific Oil (UAE): specialty chemicals supplier to a large national oil company, with 45-day payment cycles.

We enter 2026 with a robust pipeline of potential transactions, strong counterparty relationships, and a portfolio that we believe is positioned to generate stable income with less sensitivity to broader market movements. While macroeconomic risks remain elevated, our focus on short-dated, asset-backed exposures and repeat borrower relationships that utilize ongoing facilities can provide meaningful protection in uncertain environments and reflects our active, hands-on approach to risk management.

We remain committed to disciplined capital deployment into private assets, rigorous risk management, and transparent communication as we work to deliver consistent, attractive returns over the medium and long term.

Gemcorp Capital Advisors

2

Gemcorp Commodities Alternative Products Fund	Performance Overview
December 31, 2025

The Fund’s performance figures for the year ended December 31, 2025, compared to its benchmark:

Average Annual Total Returns (as of December 31, 2025)

	1 Mo	3 Mo	6 Mo	YTD	Since Inception	Inception Date
Gemcorp Commodities Alternative Products Fund - I	-0.05%	0.44%	2.46%	2.15%	2.15%	12/31/2024
Bloomberg U.S. Aggregate Bond Index	-0.15%	1.10%	3.15%	7.30%	7.30%	12/31/2024
ICE BofA US 1M Deposit Overnight Constant Maturity	0.34%	1.04%	2.16%	4.40%	4.40%	12/31/2024

The performance data quoted above represents past performance. Past performance is not a guarantee of future results. Investment return and value of the Fund shares will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Fund performance current to the most recent month-end is available by calling 1-833-597-2471 or by visiting www. gemcorpcapital. com/capabilities/us-gcap.

Annual Report | December 31, 2025	3

Gemcorp Commodities Alternative Products Fund	Performance Overview
December 31, 2025

Performance of $10,000 Initial Investment (as of December 31, 2025)

The graph shown above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

4

Gemcorp Commodities Alternative Products Fund	Performance Overview
December 31, 2025

Top Ten Holdings	% of Net Assets*
Gramtruk Investment Holdings, LP TL	13.84%
United States Treasury Bill	12.45%
Sonangol - Tranche B	6.75%
Avenir Issuer III Ireland DAC	6.27%
Volcan Cia Minera SAA	5.75%
Loinette - Gulf U1	5.22%
Samarco Mineracao SA	4.54%
Anglo American Capital PLC	2.90%
Newmont Corp. / Newcrest Finance Pty, Ltd.	2.90%
Cargill Inc	2.77%

Asset Allocation (as a % of Net Assets)*

* Top Ten Holdings (excludes Cash and cash equivalents) and Asset Allocation are subject to change, and may not reflect the current or future position of the portfolio. Tables present indicative values only.

Annual Report | December 31, 2025	5

Gemcorp Commodities Alternative Products Fund	Statement of Investments
December 31, 2025

Corporate Bonds - 35.79%	Shares/Par	Coupon Rate	Maturity Date	Market Value
Great Britain - 2.90%
Mining - 2.90%
Anglo American Capital PLC(a)	1,000,000	5.75%	04/05/2034	$1,048,463
United States - 16.70%
Agriculture - 5.52%
Archer-Daniels-Midland Co.	1,000,000	2.50%	08/11/2026	991,228
Cargill, Inc.(a)	1,000,000	4.50%	06/24/2026	1,002,612
				1,993,840
Oil & Gas - 2.76%
Exxon Mobil Corp.	1,000,000	3.043%	03/01/2026	998,367
Engineering & Construction - 2.75%
Fluor Corp.	1,000,000	4.25%	09/15/2028	993,306
Chemicals - 2.77%
Mosaic Co.	1,000,000	4.05%	11/15/2027	1,000,041
Mining - 2.90%
Newmont Corp. / Newcrest Finance Pty, Ltd.	1,000,000	5.35%	03/15/2034	1,047,625
Australia - 2.77%
Mining - 2.77%
BHP Billiton Finance USA, Ltd.	1,000,000	4.875%	02/27/2026	1,001,008
Canada - 3.14%
Oil & Gas - 3.14%
Saturn Oil & Gas, Inc.(a)	864,000	9.625%	06/15/2029	855,210
Gran Tierra Energy, Inc.(b)	400,000	9.50%	10/15/2029	278,973
				1,134,183
Peru - 5.74%
Mining - 5.74%
Volcan Cia Minera SAA(a),(b)	2,010,000	8.75%	01/24/2030	2,074,745
Brazil - 4.54%
Iron/Steel - 4.54%
Samarco Mineracao SA(b)	1,615,997	9.50%	06/30/2031	1,639,955
Total Corporate Bonds (Cost $12,907,069)				$12,931,533

See Notes to Financial Statements

6

Gemcorp Commodities Alternative Products Fund	Statement of Investments
December 31, 2025

Bank Loan - 26.50%	Shares/Par	Coupon Rate	Maturity Date	Market Value
Turkey - 13.84%
Agriculture - 13.84%
Gramtruk Investment Holdings, LP TL(c)	5,000,000	14.45%	05/24/2029	$5,000,000
United States - 5.21%
Oil & Gas - 5.21%
Loinette - Gulf U1(c)	1,884,419	8.50%	11/30/2028	1,884,419
UAE - 0.71%
Oil & Gas - 0.71%
Pacific Oil(c)	255,417	12.45%	01/09/2026	255,417
Angola - 6.74%
Oil & Gas - 6.74%
Sonangol - Tranche B(c)	2,500,001	11.50%	01/09/2031	2,437,500
Total Bank Loan (Cost $9,524,111)				$9,577,336

Government Bond - 29.02%	Shares/Par	Coupon Rate	Maturity Date	Market Value
Brazil - 2.20%
Sovereign - 2.20%
Brazilian Government International Bond	1,000,000	5.00%	01/27/2045	$796,855
Colombia - 2.77%
Sovereign - 2.77%
Colombia Government International Bond	1,000,000	4.50%	01/28/2026	999,476
United States - 12.45%
Sovereign - 12.45%
United States Treasury Bill(d)	4,500,000	4.27%	01/02/2026	4,499,151
Kenya - 2.61%
Sovereign - 2.61%
Republic of Kenya Government International Bond(b)	1,000,000	8.25%	02/28/2048	941,665

See Notes to Financial Statements

Annual Report | December 31, 2025	7

Gemcorp Commodities Alternative Products Fund	Statement of Investments
December 31, 2025

Government Bond - 29.02% (continued)	Shares/Par	Coupon Rate	Maturity Date	Market Value
Angola - 8.99%
Sovereign - 8.99%
Avenir Issuer III Ireland DAC	2,326,268	6.00%	03/22/2027	$2,264,758
Avenir Issuer IV Ireland DAC	1,018,384	6.00%	10/25/2027	984,536
				3,249,294
Total Government Bond (Cost $10,396,478)				$10,486,441

Total Investments - 91.31% (Cost $32,827,658)				$32,995,310
Other Asset in Excess of Liabilities - 8.69%				3,138,529
Net Assets - 100.00%				$36,133,839

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities have been deemed liquid under procedures approved by the Fund's Board of Trustees and may normally be sold to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $4,981,030, which represents approximately 13.78% of net assets as of December 31, 2025.
(b)	Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of December 31, 2025, the market value of those securities was $4,935,338, representing 13.66% of net assets.
(c)	Fair value is determined in good faith in accordance with valuation principles pursuant to FASB ASC Topic 820 "Fair Value Measurement". Fair value is determined using significant unobservable inputs. The total fair value of these investments as of December 31, 2025 was $9,577,336, which represents 26.50% of total net assets of the fund.
(d)	Rate is effective yield as of December 31, 2025.

See Notes to Financial Statements

8

Gemcorp Commodities Alternative Products Fund	Statement of Assets and Liabilities

December 31, 2025
ASSETS
Investments, at fair value (Cost $32,827,658)	$32,995,310
Cash	3,931,083
Foreign currency, at value (Cost $424)	428
Interest receivable	313,061
Receivable for securities sold	47,285
Total assets	37,287,167

LIABILITIES
Payable for administration and fund accounting fees	27,526
Payable to the adviser	59,898
Payable for transfer agent fees	17,787
Distributions payable to common shareholders	924,538
Other accrued expenses and other liabilities	123,579
Total liabilities	1,153,328
Commitments and contingencies (see Note 4)
NET ASSETS	$36,133,839

COMPOSITION OF NET ASSETS
Paid-in capital	$35,960,654
Distributable Earnings/(accumulated deficit)	173,185
NET ASSETS	$36,133,839

Net Assets Attributable to:

Class I Shares	$36,133,839
$36,133,839
Shares Outstanding:
Shares of Class I common stock outstanding (unlimited number of shares authorized at par of $0.001)	3,627,777
3,627,777
Net Asset Value per Share:
Class I Shares	$9.96

See Notes to Financial Statements

Annual Report | December 31, 2025	9

Gemcorp Commodities Alternative Products Fund	Statement of Operations

For the Year Ended December 31, 2025
INVESTMENT INCOME
Interest income (Net withholding tax of $3,959)	$1,938,678
Total investment income	1,938,678

EXPENSES
Advisory fees	362,070
Administration and fund accounting fees	217,937
Transfer agent fees	92,262
Professional fees	307,713
Offering costs (Note 2)	189,316
Custodian fees	43,361
Recoupment of previously waived fees	59,898
Trustees' fees and expenses	68,097
Other	145,377
Total expenses	1,486,031
Fees waived by Adviser (Note 4)	(362,070)
Net expenses	1,123,961
NET INVESTMENT INCOME	814,717

NET REALIZED GAIN/(LOSS) AND CHANGE IN UNREALIZED APPRECIATION/(DEPRECIATION) FROM INVESTMENTS
Net realized loss from Investments	(73,952)
Net realized loss from foreign currency transactions	(10)
Total net realized gain/(loss) from Investments	(73,962)

Net change in unrealized appreciation/(depreciation) on investments	167,652
NET REALIZED GAIN/(LOSS) AND UNREALIZED APPRECIATION/(DEPRECIATION) ON INVESTMENTS	93,690
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$908,407

See Notes to Financial Statements

10

Gemcorp Commodities Alternative Products Fund	Statements of Changes in Net Assets

	For the Year Ended December 31, 2025	For the Period December 31, 2024 (inception) to December 31, 2024 (a)
OPERATIONS
Net investment income	$814,717	$–
Net realized gain/(loss) from investments	(73,962)	–
Net change in unrealized appreciation/ (depreciation) on investments	167,652	–
Net increase in net assets resulting from operations	908,407	–

From distributable earnings	(924,538)	–
Decrease in net assets from distributions	(924,538)	–

CAPITAL SHARE TRANSACTIONS
Class I
Proceeds from shares issued	36,049,970	–
Net increase from capital share transactions	36,049,970	–

Net increase in net assets from capital share transactions	36,049,970	–

NET ASSETS
Beginning of period	100,000	100,000
End of period	$36,133,839	$100,000

Fund Share Transactions
Class I
Beginning Shares	10,000	10,000
Shares Sold	3,617,777	–
Ending Shares	3,627,777	10,000

(a)	The Fund commenced operations on December 31, 2024.

See Notes to Financial Statements

Annual Report | December 31, 2025	11

Gemcorp Commodities Alternative Products Fund	Statement of Cash Flows

For the Year Ended December 31, 2025
Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$908,407
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchase of Investments	(36,048,538)
Proceeds from disposition of investment securities	7,747,616
Net purchases of short-term investment securities	(3,924,069)
Net realized loss from Investments	73,952
Net change in unrealized appreciation/(depreciation) on Investments	(167,652)
Discount accreted and premiums amortized	(676,619)
(Increase)/Decrease in Assets:
Interest receivable	(313,061)
Receivable for securities sold	(47,285)
Deferred offering costs	161,653
Increase/(Decrease) in Liabilities:
Administration and fund accounting fees	27,526
Transfer agent fees	17,787
Payable to the Adviser	59,898
Accrued offering costs	(161,653)
Other Accrued expenses and other liabilities	123,579
Net cash used in operating activities	(32,218,459)

Cash Flows from Financing Activities:
Proceeds from shares issued	36,049,970
Net cash provided by financing activities	36,049,970

Cash and foreign currency, beginning of year	$100,000
Net change in cash and foreign currency	$3,831,511
Cash and foreign currency, end of year	$3,931,511

Cash paid during the period for interest expense	$–
Cash paid during the period for taxes	$–

See Notes to Financial Statements

12

Gemcorp Commodities Alternative Products Fund	Financial Highlights

	For the Year Ended December 31, 2025	For the Period December 31, 2024 (Inception) to December 31, 2024
NET ASSET VALUE, BEGINNING OF PERIOD	$10.00	$10.00

INCOME FROM INVESTMENT OPERATIONS(a)
Net investment income (loss)	0.26	–
Net realized and unrealized loss on investments(b)	(0.04)	–
Total income from investment operations	0.22	–

DISTRIBUTIONS
From net investment income	(0.24)	–
From net realized gain on investments	(0.02)	–
Total distributions	(0.26)	–
Net increase/(decrease) in net asset value	(0.04)	–
NET ASSET VALUE, END OF PERIOD	$9.96	$10.00

TOTAL RETURN(c)	2.15%	–%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000's)	$36,134	$100

RATIOS TO AVERAGE NET ASSETS
Ratio of gross expenses to average net assets excluding fee waivers and reimbursements(d)	4.61%	0.00%
Ratio of net expenses to average net assets including fee waivers and reimbursements(d)	3.49%	0.00%
Net investment income	2.53%	0.00%

PORTFOLIO TURNOVER RATE	61%	0%

(a)	Per share numbers have been calculated using average shares outstanding
(b)

Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.

See Notes to Financial Statements

Annual Report | December 31, 2025	13

Gemcorp Commodities Alternative Products Fund	Financial Highlights

(c)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.
(d)	Represents the ratio of expenses to average net assets absent fee waivers expense reimbursement and/or recoupment by the Adviser.

See Notes to Financial Statements

14

Gemcorp Commodities Alternative Products Fund	Notes to Financial Statements
December 31, 2025

1. Organization

The Gemcorp Commodities Alternative Products Fund (the “Fund”) is a closed-end management investment company that operates as an interval fund and is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”) and organized as a Delaware statutory trust on February 16, 2024. Gemcorp Capital Advisors LLC serves as the investment adviser (the “Adviser”) of the Fund. The Adviser provides day-to-day investment management services to the Fund. The Fund is non-diversified, which means that under the Investment Company Act, it may invest a greater portion of its assets in obligations of a single issuer than a diversified fund. No holder of Shares (each, a “Shareholder” and collectively, “Shareholders”) will have the right to require the Fund to redeem its Shares. In addition, no public market exists for the Shares and the Fund does not expect any trading market to develop for the Shares. As a result, if investors decide to invest in the Fund, they will have very limited opportunity to sell their Shares. The Fund is an appropriate investment only for those investors who can tolerate a high degree of risk and do not require a liquid investment.

The Fund intends to offer two separate classes of shares of beneficial interest designated as Class I and Class U (the “Class I Shares” and “Class U Shares,” respectively). Class I has commenced operations. Class U is offered but not currently funded.

Only Class I Shares have been issued as of the date of the accompanying financial statements. Class I Shares and Class U Shares are subject to different fees and expenses. In the future, other classes of Shares may be offered.

The Fund’s investment objective is to provide risk-adjusted returns across various types of market cycles (i.e., periods of positive and negative macro trends in the markets), by investing in a globally diversified portfolio of liquid and illiquid instruments, securities, derivatives and supply chain financings that are commodity-related or commodity-linked, as applicable. The Fund may also utilize physical commodities as collateral for loan transactions or part of supply chain financing transactions. The Fund seeks to achieve its investment objective by (1) providing exposure to asset classes that require specialized expertise (commodities); (2) sourcing differentiated investments through proprietary research and an understanding of the commodities markets; (3) focusing on risk management; and (4) allocating capital opportunistically among different investment strategies within the commodities space based on the Adviser’s assessment of opportunities and their relative value.

Annual Report | December 31, 2025	15

Gemcorp Commodities Alternative Products Fund	Notes to Financial Statements
December 31, 2025

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets (plus any borrowings for investment purposes), directly or indirectly, in commodity-related and commodity-linked instruments, securities, derivatives, supply chain financings and physical gold.

The Fund will endeavor to allocate its investments in credit and equity investments across any number of the following strategies:

(a)	commodity-linked credit, which broadly includes syndicated loans and bonds, first lien loans, second lien loans, unitranche loans, mezzanine debt and credit derivatives (including swaps) made in respect of companies for which a primary or material focus is the production, distribution or sale of commodities (“Commodity-Related Companies”) and countries where at least 50% of a given country’s share of allocated merchandise exports results from commodities as defined by the United Nations Conference on Trade and Development or enterprises owned by such countries (“Commodity-Related Sovereigns”);

(b)	commodity-linked equities, which include common and preferred equity, limited partnership interests in commodity-related vehicles and private investments in public equity (“PIPES”) and equity derivatives made in respect of Commodity-Related Companies and Commodity-Related Sovereigns;

(c)	supply chain financing (trade finance, physical commodity financings and procurement financings);

(d)	exposure to physical commodities through long and short derivative positions; and

(e)	physical gold.

16

Gemcorp Commodities Alternative Products Fund	Notes to Financial Statements
December 31, 2025

2. Accounting Policies

Basis of Preparation

The Fund is an investment company and follows the accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services – Investment Companies. The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Use of Estimates

The preparation of the financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Security Valuation

Pursuant to Rule 2a-5 under the 1940 Act adopted by the SEC in December 2020 (“Rule 2a-5”), the Board has elected to designate the Adviser as “valuation designee” to perform fair value determinations, subject to Board oversight and certain other conditions. In the absence of readily available market quotations, as defined by Rule 2a-5, the Adviser determines the fair value of the Fund’s investments in accordance with its written valuation policy approved by the Board. There is no single method for determining fair value in good faith. As a result, determining fair value requires judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments held by the Fund. Due to the uncertainty of valuation, this estimate may differ significantly from the value that would have been used had a ready market for the investments existed, and the differences could be material.

Bonds are valued using an independent pricing service/vendor. The price used is the Bloomberg BVAL Bid Pricing with a 4pm New York snap. Management does not adjust these prices. For investments without readily available market prices, these factors may be incorporated into discounted cash flow models to arrive at fair value. Other factors that may be considered include the borrower’s ability to adequately service its debt, the fair market value of the portfolio company in

Annual Report | December 31, 2025	17

Gemcorp Commodities Alternative Products Fund	Notes to Financial Statements
December 31, 2025

relation to the face amount of its outstanding debt and the quality of the collateral securing its debt investments.

Investment Transactions and Related Investment Income and Expenses

Investment transactions are accounted for on trade-date. Unsettled trades are reported on a net basis when the right to offset is provided within counterparty agreements. Realized gains and losses from investment transactions are determined using specific identification based on the first in first out ("FIFO") cost method. Any change in net unrealized gain or loss from the preceding period is reported in the Statement of Operations. Brokerage commissions and other trading fees are reflected as an adjustment to cost or proceeds at the time of the transaction. Interest, including income earned on money market funds, is recognized on an accrual basis and includes the amortization of premium and accretion of discount based on the effective yield. Dividend income is recorded on the ex-dividend date. Paydown gains or losses on applicable securities, if any, are recorded as components of Interest income on the Statement of Operations.

Expenses are paid to third parties and include organizational expenses, administrative fees and expenses, legal fees, audit and tax preparation expenses, custodial fees, and bank fees. Such expenses are recognized on an accrual basis.

Cash

Cash represents cash on hand and demand deposits held at the Custodian, and are subject to credit risk to the extent those balances exceed applicable Federal Deposit Insurance Corporation (FDIC) or Securities Investor Protection Corporation (SIPC) limitations. At December 31, 2025 the Fund held $3,931,511 cash with the custodian. Balances denominated in foreign currencies are included in cash on the Statement of Assets and Liabilities, and are valued at $428 (cost $424).

Fair Value Measurements

In accordance with ASC Topic 820 – Fair Value Measurement and Disclosures, a three-tier hierarchy has been established to classify fair value measurements for disclosure purposes.

18

Gemcorp Commodities Alternative Products Fund	Notes to Financial Statements
December 31, 2025

The Fund determines fair value based on assumptions that market participants would use in pricing an asset or liability in an orderly transaction at the measurement date. When considering market participant assumptions in fair value measurements, the following fair value hierarchy prioritizes and ranks the level of market price observability used in measuring investments:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund is able to access as of the reporting date.

•	Level 2 – Inputs, other than quoted prices included in Level I, that are observable either directly or indirectly as of the reporting date. These inputs may include (a) quoted prices for similar assets in active markets, (b) quoted prices for identical or similar assets in markets that are not active, (c) inputs other than quoted prices that are observable for the asset, or (d) inputs derived principally from or corroborated by observable market data by correlation or other means.

•	Level 3 – Pricing inputs are unobservable for the investment and little, if any, active market exists as of the reporting date. Fair value inputs require significant judgment or estimation from the Adviser.

Investments in Securities at Value(a)	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Bank Loan	$—	$—	$9,577,336	$9,577,336
Corporate Bonds	—	12,931,533	—	12,931,534
Government Bond	—	10,486,441	—	10,486,440
Total	$—	$23,417,974	$9,577,336	$32,995,310

The most significant estimate inherent in the preparation of the financial statements is the valuation of investments.

The Fund accounts for its investments in accordance with U.S. GAAP, and fair values its investment portfolio in accordance with the provisions of the FASB ASC Topic 820, Fair Value Measurements and Disclosures, which defines fair value, establishes a framework for measuring fair value and requires enhanced disclosures about fair value measurements. Investments are reflected in the financial statements at fair value. Fair value is the estimated amount that would be received to sell an asset, or paid to transfer a liability, in an orderly transaction between market participants at the measurement date (i.e., the exit price)

Annual Report | December 31, 2025	19

Gemcorp Commodities Alternative Products Fund	Notes to Financial Statements
December 31, 2025

The following table shows the aggregate changes in fair value of the Fund's Level 3 investments during the year ended December 31, 2025:

Asset Type
	Bank Loan	Total
Balance as of December 31, 2024	$–	$–
Accrued Discount/premium	–	–
Return of Capital	–	–
Realized Gain/(Loss)	–	–
Change in Unrealized Appreciation/ (Depreciation)	–	–
Purchases	9,624,632	9,624,632
Sales Proceeds/Paydowns	(47,296)	(47,296)
Transfer into Level 3	–	–
Transfer Out of Level 3	–	–
Balance as of December 31, 2025	$9,577,336	$9,577,336
Net change in unrealized appreciation/(depreciation) included in the Statements of Operations attributable to Level 3 investments held at December 31, 2025	$–	$–

In certain cases, inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the determination of which category within the fair value hierarchy is appropriate for any given investment is based on the lowest level of input significant to that fair value measurement. The assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to the investment.

The following table summarizes the quantitative inputs and assumptions used for investments categorized as Level 3 of the fair value hierarchy as of December 31, 2025. In addition to the technique and inputs noted in the table below, the Adviser may use other valuation techniques and methodologies when determining the Fund's fair value measurements as provided for in the valuation policy approved by the Board. The table below is not intended to be all-inclusive, but rather provides information on the significant Level 3 inputs as they relate to the Fund's fair value measurements as of December 31, 2025. Unobservable inputs and assumptions are periodically reviewed and updated as necessary to reflect current market conditions.

20

Gemcorp Commodities Alternative Products Fund	Notes to Financial Statements
December 31, 2025

Asset Class	Fair Value as of December 31, 2025	Valuation Technique/ Methodologies	Unobservable Inputs
Bank Loans	$9,577,336	Transaction Approach	Recent Transaction

Minimum	Maximum	Weighted Average
97.5%	100%	99.35%

Market price observability is impacted by a number of factors, including the type of investment, the characteristics specific to the investment and the state of the marketplace (including the existence and transparency of transactions between market participants). Investments with readily available actively quoted prices, or for which fair value can be measured from actively quoted prices in an orderly market, will generally have a higher degree of market price observability and a lesser degree of judgment used in measuring fair value.

Investments for which observable, quoted prices in active markets do not exist are reported at fair value based on Level 3 inputs. The amount determined to be fair value may incorporate the Adviser’s own assumptions (including assumptions the Adviser believes market participants would use in valuing investments and assumptions relating to appropriate risk adjustments for non-performance and lack of marketability), as provided for in the Adviser’s valuation policy.

An estimate of fair value is made for each investment at least monthly taking into account information available as of the reporting date and is subject to review by the Board on a quarterly basis.

Organizational and Offering Costs

Organizational costs consist of the costs of forming the Fund, drafting of bylaws, administration, custody and transfer agency agreements, legal services in connection with the initial meeting of the Fund’s Board of Trustees (“Board”) and the Fund’s seed audit costs. Offering costs consist of the costs of preparation, review and filing with the Securities and Exchange Commission (“SEC”) of the Fund’s registration statement, the costs of preparation, review and filing of any associated marketing or similar materials, the costs associated with the printing, mailing or other distribution of the Fund’s Prospectus, Statement of Additional Information and/or marketing materials, and the amounts of associated filing fees and legal fees associated with the offering. The amount of the organizational costs and offering costs recorded by the Fund are $538,791 and $189,316, respectively.

Annual Report | December 31, 2025	21

Gemcorp Commodities Alternative Products Fund	Notes to Financial Statements
December 31, 2025

The Adviser has agreed to reimburse the Fund’s organizational costs and offering costs already incurred and any additional costs incurred prior to the commencement of operations of the Fund. Organizational costs are expensed as incurred and are subject to recoupment by the Adviser in accordance with the Fund's expense limitation agreement discussed in Note 4. As of December 6, 2024, the Fund's seed financial statement date, the Adviser has incurred $538,791 of organizational costs which is subject to recoupment through December 31, 2027. Offering costs, which are also subject to the Fund’s expense limitation agreement discussed in Note 4, were amortized to expense over twelve months on a straight-line basis. As of December 31, 2025, the Adviser has incurred $189,316 of offering costs.

Federal Income Taxes

The Fund qualifies and intends to continue to qualify as a regulated investment company (a “RIC”) for federal income tax purposes. As a RIC, the Fund will generally not be subject to federal corporate income tax, provided that when it is a RIC, it distributes out all of its income and gains each year.

Because U.S. federal income tax regulations differ from U.S. GAAP, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for federal income tax purposes. The tax basis components of distributable earnings may differ from the amounts reflected in the Statement of Assets and Liabilities due to temporary book/tax differences arising primarily from partnerships and passive foreign investment company investments.

Distributions are determined in accordance with federal income tax regulations, which differ from U.S. GAAP, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

22

Gemcorp Commodities Alternative Products Fund	Notes to Financial Statements
December 31, 2025

Indemnifications

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these agreements is dependent on future claims that may be made against the Fund, and therefore cannot be established; however, the risk of loss from such claims is considered remote.

Segment Reporting

The Fund is deemed to be an individual reporting segment and is not part of a consolidated reporting entity. The objective and strategy of the Fund is used by the Adviser to make investment decisions, and the results of the operations, as shown in the statements of operations and the financial highlights for the Fund is the information utilized for the day-to-day management of the Fund. The Fund is a party to the expense agreements as disclosed in the notes to the financial statements and resources are not allocated to the Fund based on performance measurements. The Fund’s income, expenses, assets, and performance are regularly monitored and assessed by the Adviser, who serves as the chief operating decision maker, using the information presented in the financial statements and financial highlights. Due to the significance of oversight and their role, the Adviser is deemed to be the chief operating decision maker.

3. Capital Stock

Pursuant to exemptive relief obtained from the SEC, the Fund is permitted to offer multiple classes of Shares. The Fund is currently authorized to offer two separate classes of Shares, designated as Class I Shares and Class U Shares. Only Class I Shares have been issued as of the date of the accompanying financial statements. Class I Shares and Class U Shares are subject to different fees and expenses.

While the Fund presently intends to offer two classes of Shares, it may offer other classes of Shares as well in the future. From time to time, the Board may create and offer additional classes of Shares, or may vary the characteristics of the Class I Shares or Class U Shares described herein, including without limitation, in the following respects: (1) the amount of fees permitted by a distribution and/or service plan as to such class; (2) voting rights with respect to a distribution and/or service plan as to such class; (3) different class designations; (4) the impact of any class expenses directly attributable to a particular class of Shares; (5) differences in any dividends and net asset values resulting from differences in fees under a distribution and/or service plan or in class expenses; (6) the addition of sales loads; (7) any conversion features, as permitted under the Investment Company Act.

Annual Report | December 31, 2025	23

Gemcorp Commodities Alternative Products Fund	Notes to Financial Statements
December 31, 2025

Neither Class I Shares nor Class U Shares are subject to any initial sales charge. However, investors will be assessed fees for returned checks and stop payment orders at prevailing rates charged by the Fund’s administrator, SS&C Technologies, Inc. (the “Administrator”). The returned check and stop payment fee are currently $25.

Shares are generally offered for purchase on monthly basis, except that Shares may be offered less frequently as determined by the Board in its sole discretion. The Board may also suspend or terminate offerings of Shares at any time.

Except as otherwise permitted by the Board, initial and subsequent purchases of Shares will be payable in cash. Orders will be priced at the appropriate price next computed after the order is received by the Fund. The Fund reserves the right, in its sole discretion, to accept or reject any subscription to purchase Shares in the Fund at any time.

The Fund is an “interval fund” pursuant to which it, subject to applicable law, will conduct quarterly repurchase offers for between 5% and 25% of the Fund’s outstanding Shares at net asset value (“NAV”). At this time, the Board has approved the Fund's conducting of repurchase offers on a quarterly basis in the amount of 5% of its outstanding Shares. This amount may be changed by the Board, in its discretion, at any time. It is also possible that a repurchase offer may be oversubscribed, with the result that shareholders may only be able to have a portion of their Shares repurchased. The Fund does not currently intend to list its Shares for trading on any securities exchange and it is not anticipated that a secondary market for Shares will develop. The Shares are, therefore, not readily marketable. Even though the Fund will make quarterly repurchase offers to repurchase a portion of the Shares to try to provide liquidity to shareholders, you should consider the Shares to have limited liquidity.

In each repurchase offer, the Fund will offer to repurchase its Shares at their NAV as determined as of approximately January 31, April 30, July 31 and October 31, of each year, as applicable (each, a “Valuation Date”). Each repurchase offer ordinarily will be limited to the repurchase of approximately 5% of the Fund’s Shares outstanding, but if the value of Shares tendered for repurchase exceeds the value the Fund intended to repurchase, the Fund may determine to repurchase less than the full number of Shares tendered. In such event, Shareholders will have their Shares repurchased on a pro rata basis, and tendering Shareholders will not have all of their tendered Shares repurchased by the Fund. Shareholders tendering Shares for repurchase will be asked to give written notice of their intent to do so by the date specified in the notice describing the terms of the applicable repurchase offer. In determining the extent to which the Fund should offer

24

Gemcorp Commodities Alternative Products Fund	Notes to Financial Statements
December 31, 2025

to repurchase Shares from Shareholders pursuant to repurchase requests, the Board may consider, among other things, the recommendation of the Adviser as well as a variety of other operational, business and economic factors.

A Shareholder who tenders for repurchase only a portion of its Shares in the Fund will be required to maintain a minimum account balance of $1,000,000. Subject to certain requirements under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the rules promulgated thereunder, the Fund reserves the right to reduce the amount to be repurchased from a Shareholder so that the required minimum account balance is maintained. Such minimum capital account balance requirement may also be waived by the Board in its sole discretion, subject to applicable federal securities laws.

4. Agreements

The Fund has entered into an advisory agreement (the “Advisory Agreement”) with the Adviser. Pursuant to the Advisory Agreement, the Fund pays the Adviser a management fee equal to 1.50% (the "Management Fee"). The Management Fee is calculated and payable quarterly in arrears at the annual rate of 1.50% of the quarter-end value of the Fund’s Net Assets.

Pursuant to the Advisory Agreement, the Fund pays the Adviser an Incentive Fee of 15% (the "Incentive Fee"). The Incentive Fee is calculated and payable quarterly in arrears based upon “pre-incentive fee net investment income” attributable to each class of the Fund’s Shares for the immediately preceding fiscal quarter, and is subject to a hurdle rate, expressed as a rate of return based on each class’s starting net asset value for the period (calculated in accordance with U.S. GAAP), equal to 1.25% per quarter (or an annualized hurdle rate of 5.00%), subject to a “catch-up” feature. For this purpose, “pre-incentive fee net investment income” means interest income, dividend income and any other income accrued during the fiscal quarter, minus each class’s operating expenses for the quarter and the distribution and/or shareholder servicing fees (if any) applicable to each class accrued during the fiscal quarter. For such purposes, the Fund’s operating expenses will include the Management Fee and costs and expenses reimbursed to the Servicers under the Services Agreement and to the Administrator under the Administration Agreement, but it will exclude the Incentive Fee.

Annual Report | December 31, 2025	25

Gemcorp Commodities Alternative Products Fund	Notes to Financial Statements
December 31, 2025

Thus, the calculation of the Incentive Fee for each fiscal quarter is as follows:

•	No Incentive Fee is payable in any fiscal quarter in which the applicable pre-incentive fee net investment income attributable to the applicable share class does not exceed the quarterly hurdle rate of 1.25% of such class’s starting net asset value for the period (calculated in accordance with U.S. GAAP), or 5.00% annualized;
•	100% of the pre-incentive fee net investment income attributable to the applicable share class, if any, that exceeds the hurdle rate but is less than or equal to 1.47% of such class’s starting net asset value for the period (calculated in accordance with U.S. GAAP) in any fiscal quarter (5.88% annualized) is payable to the Adviser; and
•	15% of the pre-incentive fee net investment income attributable to the applicable share class, if any, that exceeds 1.47% of such class’s starting net asset value for the period (calculated in accordance with U.S. GAAP) in any fiscal quarter (5.88% annualized) is payable to the Adviser (i.e. once the hurdle rate is reached and the catch-up is achieved).

The Board will periodically review the Investment Advisory Agreement to determine, among other things, whether the fees payable under such agreement are reasonable considering the services provided.

The Adviser and the Fund have entered into an Expense Limitation and Reimbursement Agreement (the “Expense Limitation and Reimbursement Agreement”) beginning on the effective date of the Advisory Agreement and ending on December 31, 2026 (the “Limitation Period”) in respect of each of Class I Shares and Class U Shares under which the Adviser has agreed contractually to waive its Management Fee and Incentive Fee and/or reimburse the Fund’s initial organizational and offering costs, as well as the Fund’s operating expenses on a monthly basis to the extent that the Fund’s monthly total annualized fund operating expenses in respect of each class (excluding (i) expenses directly related to the costs of making investments, including interest and structuring costs for borrowings and line(s) of credit, taxes, brokerage costs, the Fund’s proportionate share of expenses related to co-investments, litigation and extraordinary expenses, (ii) Incentive Fees and (iii) any distribution and/or shareholder servicing fees) exceed 3.50% of the month-end NAV of such class (the “Expense Cap”).

In consideration of the Adviser’s agreement to waive its Management Fee and/or reimburse the Fund’s operating expenses, the Fund has agreed to reimburse or pay the Adviser in the amount of any waived Management Fees and Fund expenses reimbursed

26

Gemcorp Commodities Alternative Products Fund	Notes to Financial Statements
December 31, 2025

in respect of each of Class I Shares and Class U Shares, subject to the limitation that a reimbursement (an “Adviser Recoupment”) will be made only if and to the extent that: (i) it is payable not more than three years from the date on which the applicable waiver or expense payment was made by the Adviser; and (ii) the Adviser Recoupment does not cause the Fund’s total annual operating expenses to exceed the Expense Cap of such class. In addition, for any month in which the Fund’s aggregate monthly Other Operating Expenses (as that term is defined in the Expense Limitation and Reimbursement Agreement) exceed the Expense Cap, the Adviser shall make a Required Expense Payment (as that term is defined in the Expense Limitation and Reimbursement Agreement) to the extent necessary to eliminate such excess. The Adviser may also directly pay expenses on behalf of the Fund and waive reimbursement under the Expense Limitation and Reimbursement Agreement. The Expense Limitation and Reimbursement Agreement will remain in effect throughout the Limitation Period (including any extensions thereof), unless terminated by the Fund’s Board of Trustees upon thirty (30) days written notice to the Adviser. The Expense Limitation and Reimbursement Agreement may be renewed by the mutual agreement of the Adviser and the Fund for successive terms of one year. Unless so renewed, the Expense Limitation and Reimbursement Agreement will terminate automatically at the end of the Limitation Period. The Expense Limitation and Reimbursement Agreement will also terminate automatically upon the termination of the Advisory Agreement, unless a new investment advisory agreement with the Adviser (or with an affiliate under common control with the Adviser) becomes effective upon such termination.

A management fee of $362,070 was charged for the year ended December 31, 2025 which is subject to recoupment per the terms aforementioned. The management fee was contractually waived due to the Expense Limitation and Reimbursement Agreement. As of December 31, 2025, the management fee was waived for the year ended December 31, 2025 and not subject to recoupment. The Adviser recouped $59,899 of the Fund expenses.

Including amounts waived during the year ended December 31, 2025, cumulative fees and/or expenses subject to recapture pursuant to the aforementioned conditions amounted to $362,070 and will expire during the fiscal years indicated below:

2028
Gemcorp Commodities Alternative Product Fund	$362,070

Annual Report | December 31, 2025	27

Gemcorp Commodities Alternative Products Fund	Notes to Financial Statements
December 31, 2025

5. Distributions to Shareholders and Tax Components of Capital

The tax character of Fund distributions for the following years was as follows:

Year	Ordinary Income	Long-Term Capital Gain	Return of Capital
2025	$924,538	$–	$–
2024	–	–	–

As of December 31, 2025, the aggregate costs of investments, gross unrealized appreciation/(depreciation) and net unrealized depreciation for Federal tax purposes were as follows:

Gross Unrealized Appreciation (excess of value over tax cost)	Gross Unrealized Depreciation (excess of tax cost over value)	Net Unrealized Appreciation/ (Depreciation)	Cost of Investments for Income Tax Purposes
$291,295	$(123,643)	$167,652	$32,827,658

Under current law, capital losses maintain their character as short-term or long-term and are carried forward to the next tax year without expiration. As of December 31, 2025, the Fund is not deferring any capital losses that will be indefinitely carried forward.

The Fund elects to defer to the year ending December 31, 2026, capital losses recognized during the period November 1, 2025 through December 31, 2025 in the amount of $144,506, all short term.

28

Gemcorp Commodities
Alternative Products Fund	Notes to Financial Statements

December 31, 2025

As of December 31, 2025, the components of distributable earnings/(deficit) on a tax basis were as follows:

(Over)/ Undistributed Ordinary Income	Other cumulative effect of timing differences	Accumulated Capital Gains/ (Losses)	Net unrealized appreciation/ (depreciation) on investments	Total
$150,039	$—	$(144,506)	$167,652	$173,185

Permanent book and tax differences, primarily attributable to offering costs, resulted in reclassification for the fiscal year ended December 31, 2025, as follows:

Paid-in capital	Total Distributable Earnings
$(189,316)	$189,316

6. Risks and Uncertainties

Bank Loan Risk

The Adviser may invest a portion of the Fund’s assets in bank loans and participations. The special risks associated with these obligations include (i) the possible invalidation of an investment transaction as a fraudulent conveyance under relevant creditors’ rights laws, (ii) adverse consequences resulting from participating in such instruments with other institutions with lower credit quality and (iii) limitations on the ability of the Fund or the Adviser to directly enforce its rights with respect to participations. The Adviser will seek to balance the magnitude of these and other risks identified by it against the potential investment gain prior to entering into each such investment. Successful claims by third parties arising from these and other risks, absent bad faith, may be borne by the Fund. Bank loans are frequently traded on the basis of standardized documentation which is used in order to facilitate trading and market liquidity. There can be no assurance, however, that future levels of supply and demand in bank loan trading will provide an adequate degree of liquidity or that the current level of liquidity will continue or that the same documentation will be used in the future. The settlement of trading in bank loans often requires the involvement of third parties, such as administrative or syndication agents, and there presently is no central clearinghouse or authority which monitors or facilitates the trading or settlement of all bank loan trades. Often, settlement may be delayed based on the actions of any third party or counterparty, and adverse price movements may occur in the time between trade and settlement, which could result in adverse consequences for the Fund.

Annual Report | December 31, 2025	29

Gemcorp Commodities
Alternative Products Fund	Notes to Financial Statements

December 31, 2025

7. Other Agreements

Distribution Agreement

SS&C Technologies, Inc. (“SS&C”), (the “Distributor”) is the distributor (also known as principal underwriter) of the Shares of the Fund and acts as the agent of the Fund in connection with the continuous offering of shares of the Fund.

Fund Administration Agreement

The Fund has retained the Administrator, SS&C, to provide administrative services, and to assist with operational needs. In consideration for these services, the Fund pays the Administrator a minimum monthly administration fee (the “Administration Fee”). The Administration Fee is paid to the Administrator out of the assets of the Fund and therefore decreases the net profits or increases the net losses of the Fund. The Administrator is also reimbursed by the Fund for out-of-pocket expenses relating to services provided to the Fund, and receives a fee for transfer agency services. The Administration Fee and the other terms of the Administration Agreement may change from time to time as may be agreed to by the Fund and the Administrator.

Amended Services Agreement

The Fund is party to a services agreement with Gemcorp Commodities Trading SA, Gemcorp Commodities Trading (Services) Limited and Gemcorp Commodities Global DMCC (collectively, the “Servicers”), affiliates of the Adviser, in which the Servicers provide certain administrative services to the Fund (the “Services Agreement”), including, among other things, support for legal due diligence, transaction documentation, insurance review and negotiation, coordination with third-party advisers, operational due diligence, and administrative functions related to margin calls, collateral, and account controls. The Fund will reimburse the Servicers for the Fund’s allocable portion of costs and expenses incurred by the Servicers in performing their obligations under the Services Agreement. For the year ended December 31, 2025, no costs or expenses were incurred by the Fund related to the Services Agreement, and accordingly no amounts were reimbursed under the Services Agreement.

Custodian Agreement

Citibank, N.A. (the “Custodian”) serves as the primary custodian of the assets of the Fund, and may maintain custody of such assets with U.S. and non-U.S. sub-custodians (which may be banks and trust companies), securities depositories and clearing agencies in accordance with the requirements of Section 17(f) of the Investment Company Act and the rules thereunder. Assets of the Fund are not held by the Adviser or commingled with the assets of other accounts other than to the extent that securities are held in

30

Gemcorp Commodities
Alternative Products Fund	Notes to Financial Statements

December 31, 2025

the name of the Custodian or U.S. or non-U.S. sub-custodians in a securities depository, clearing agency or omnibus customer account of such custodian. In consideration for these services, the Fund pays the Custodian a minimum monthly custodian fee.

8. Purchases and Sales of Investment Securities

The cost of purchases and proceeds from the sale of securities, other than short-term securities, for the year ended December 31, 2025 were as follows:

Fund	Purchases of Securities	Proceeds From Sales of Securities
Gemcorp Commodities Alternative Products Fund	$36,048,538	$7,700,331

9. Control Ownership

Under Section 2(a)(9) of the 1940 Act, the beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumption of control of the fund. As of December 31, 2025, the only entity that owns of record or beneficially 5% or more of any class of the Fund’s shares is Gemcorp CAP Feeder Fund, L.P., which owns 97.29% of the Fund’s outstanding shares.

10. Accounting Pronouncement

In December 14, 2023, the FASB issued ASU 2023-09 Income Taxes (Topic 740): Improvements to Income Tax Disclosure.ASU 2023-09 focuses on improving income tax disclosures, particularly regarding the reconciliation of effective tax rates and income taxes paid. The amendments aim to provide investors with clearer insights into the factors affecting an entity’s effective tax rate and overall tax position. ASU 2023-09 is effective for annual periods beginning after December 15, 2024 . The Fund adopted ASU 2023-09 effective December 31, 2025 and concluded that the application of this guidance did not have any material impact on its financial statements.

11. Subsequent Events

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued.

Annual Report | December 31, 2025	31

Gemcorp Commodities
Alternative Products Fund	Notes to Financial Statements

December 31, 2025

The Fund notified shareholders of a quarterly repurchase offer on December 17, 2025. The offer expired on January 20, 2026. No shareholders subscribed to the repurchase offer.

Management has determined that there were no other subsequent events to report through the issuance of these financial statements.

32

Gemcorp Commodities	Report of Independent Registered Public Accounting
Alternative Products Fund	Firm

December 31, 2025

To the Shareholders and Board of Trustees
of Gemcorp Commodities Alternative Products Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Gemcorp Commodities Alternative Products Fund (the “Fund”), as of December 31, 2025, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets and the financial highlights for the year then ended and for the period December 31, 2024 (inception) through December 31, 2024, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2025, the results of its operations and its cash flows for the year then ended, and the changes in net assets and the financial highlights for the year then ended and for the period December 31, 2024 (inception) through December 31, 2024, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the relevant ethical requirements relating to our audits, which include standards of the American Institute of Certified Public Accountants (AICPA) Code of Professional Conduct, as well as U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB and in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025, by correspondence

Annual Report | December 31, 2025	33

Gemcorp Commodities	Report of Independent Registered Public Accounting
Alternative Products Fund	Firm

December 31, 2025

with the custodian, counterparties and loan agents. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2024.

COHEN & COMPANY, LTD.
Cleveland, Ohio
February 27, 2026

34

Gemcorp Commodities	Dividend Reinvestment Plan
Alternative Products Fund	(Unaudited)

December 31, 2025

The Fund operates under the DRP administered by SS&C GIDS, Inc. Pursuant to the DRP, the Fund’s Distributions, net of any applicable U.S. withholding tax, are reinvested in the same class of Shares of the Fund.

Shareholders automatically participate in the DRP, unless and until an election is made to withdraw from the plan on behalf of such participating Shareholder. A Shareholder who does not wish to have Distributions automatically reinvested may terminate participation in the DRP by written instructions to that effect to SS&C GIDS, Inc. Shareholders who elect not to participate in the DRP will receive all distributions in cash paid to the Shareholder of record (or, if the Shares are held in street or other nominee name, then to such nominee). Such written instructions must be received by SS&C GIDS, Inc. by the Repurchase Request Deadline or the Shareholder will receive such Distribution in Shares through the DRP. Under the DRP, the Fund’s Distributions to Shareholders are automatically reinvested in full and fractional Shares as described below.

When the Fund declares a Distribution, SS&C GIDS, Inc., on the Shareholder’s behalf, will receive additional authorized Shares from the Fund either newly issued or repurchased from Shareholders by the Fund and held as treasury stock. The number of Shares to be received when Distributions are reinvested will be determined by dividing the amount of the Distribution by the Fund’s NAV per share. There is no sales load or other charge for reinvestment, but shareholder servicing fees and distribution fees will be charged where applicable.

SS&C GIDS, Inc. will maintain all Shareholder accounts and furnish written confirmations of all transactions in the accounts, including information needed by Shareholders for personal and tax records. SS&C GIDS, Inc. will hold Shares in the account of the Shareholders in non-certificated form in the name of the participant, and each Shareholder’s proxy, if any, will include those Shares purchased pursuant to the DRP. Each participant, nevertheless, has the right to request certificates for whole and fractional Shares owned. The Fund will issue certificates in its sole discretion. SS&C GIDS, Inc. will distribute all proxy solicitation materials, if any, to participating Shareholders.

In the case of Shareholders, such as banks, brokers or nominees, that hold Shares for others who are beneficial owners participating under the DRP, SS&C GIDS, Inc. will administer the DRP on the basis of the number of Shares certified from time to time by the record shareholder as representing the total amount of Shares registered in the Shareholder’s name and held for the account of beneficial owners participating under the DRP. Shareholders holding shares that participate in the DRP in a brokerage account may not be able to transfer the shares to another broker and continue to participate in the DRP.

Annual Report | December 31, 2025	35

Gemcorp Commodities	Dividend Reinvestment Plan
Alternative Products Fund	(Unaudited)

December 31, 2025

Neither SS&C GIDS, Inc. nor the Fund shall have any responsibility or liability beyond the exercise of ordinary care for any action taken or omitted pursuant to the DRP, nor shall they have any duties, responsibilities or liabilities except such as expressly set forth herein. Neither shall they be liable hereunder for any act done in good faith or for any good faith omissions to act, including, without limitation, failure to terminate a participant’s account prior to receipt of written notice of his or her death or with respect to prices at which Shares are purchased or sold for the participants account and the terms on which such purchases and sales are made, subject to applicable provisions of the federal securities laws.

The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. Please see the section entitled “Tax Aspects.”

The Fund reserves the right to amend or terminate the DRP upon 60 days’ notice to Shareholders. There is no direct service charge to participants with regard to purchases under the DRP; however, the Fund reserves the right to amend the DRP to include a service charge payable by the participants.

Additional information about the DRP is available upon request. All correspondence concerning the DRP should be directed to SS&C GIDS, Inc.at PO Box 219021 Kansas City, MO 64121-9021 or 430 W 7th Street, Suite 219021 Kansas City, MO 64105-1407. Certain transactions can be performed by calling the toll free number 833-864-3773.

36

Gemcorp Commodities
Alternative Products Fund	Additional Information

December 31, 2025

Portfolio Information

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s N-PORT filings can be found free of charge on the SEC’s website at http://www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (call 800-SEC-0330 for information on the operation of the Public Reference Room).

Proxy Information

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 are available without charge, upon request, by calling (646) 979-8494, or on the SEC’s website at http://www.sec.gov.

Annual Report | December 31, 2025	37

Gemcorp Commodities
Alternative Products Fund	Trustees & Officers

December 31, 2025

Bradley Dietz. Mr. Dietz serves as an independent director or manager to public and private companies. He was formerly a Managing Director and Partner of the New York based investment banking firm, Peter J. Solomon Company. Since 2014, Mr. Dietz has served on a diverse set boards by industry and in the roles of chairperson of the board, chair of the audit committee and other corporate governance functions. Prior to joining Peter J. Solomon Company, he was a Managing Director and senior credit officer of Citibank. He has B.A. and M.B.A degrees from the University of California, Los Angeles. He resides in New York, NY.

Susan Regina Dodge. Ms. Dodge is an independent director and a legal and compliance specialist. She started her career in 1997 as an attorney for Anderson, Kill & Olick in New York. After private practice, she worked at a number of New York and London-based boutique financial services firms, providing legal and regulatory advice. More recently, she spent ten years heading up compliance and legal functions as Chief Compliance Officer (CCO) and General Counsel at Emso Asset Management Limited, an emerging markets debt-focused investment manager. She served as chairperson of the AIMA Sound Practices Committee for over five years and helped to author the most recent two versions of the AIMA Fund Directors Guide. Ms. Dodge now focuses her practice on general corporate, regulatory, governance, and ESG matters. She received a BA in philosophy and a JD, both from the University of Michigan, and has an MBA from London Business School.

38

Gemcorp Commodities
Alternative Products Fund	Trustees & Officers

December 31, 2025

Name and age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees
Ahmad Al-Sati (51)	Trustee; Chairperson of the Board of Trustees; Principal Executive Officer; Chief Financial Officer	Since Inception	Investment Professional	1	Innovattel LLC
Independent Trustees
Bradley Dietz (70)	Trustee	Since Inception	Independent Director	1	All Web Leads
					Balfour, LLC
					Bluestem, LLC
					Chyron, LLC
					HM Dunn
					Skyline Exhibitions
Susan Regina Dodge (57)	Trustee	Since Inception	Independent Director	1	2

Name and age	Position(s) Held with the Trust	Term of Office and Length of Time Served
Officers of the Fund Who Are Not Trustees
Jerald Wirzman (62)	Chief Compliance Officer	Since Inception

Annual Report | December 31, 2025	39

Gemcorp Commodities
Alternative Products Fund	Service Providers

December 31, 2025

Investment Adviser

Gemcorp Capital Advisors, LLC.
12 East 49th Street, 18th floor,
New York, NY 10017

Legal Counsel

Alston & Bird

15th Floor, 90 Park Avenue,
New York, NY 10016

Custodian

Citibank, N.A.
Citigroup Centre
Canada Square
Canary Wharf
London E14 5LB
United Kingdom

Transfer Agent and DRP Administrator

SS&C GIDS, Inc.

330 W 9th Street,
Kansas City, MO 64105

Administrator

ALPS Fund Services, Inc.
1290 Broadway, Suite 1000,

Denver, CO 80203

Distributor

ALPS Distributors, Inc.

1290 Broadway, Suite 1000,

Denver, CO 80203

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.
1350 Euclid Ave., Suite 800,

Cleveland, OH 44115.

40

Gemcorp Commodities	Data Privacy Policy and
Alternative Products Fund	Procedure

December 31, 2025

I. Policy Statement

Gemcorp Commodities Alternative Products Fund collects nonpublic personal information about its investors1 from the following sources:

•	information received from account applications, questionnaire, interviews, and information forms, which may include an investor's name, address, social security number, and information about an investor's investment goals and risk tolerance and other personal or sensitive information;
•	account history, including information about the transactions and balances in a shareholder’s account; and
•	correspondence and other interactions, written or telephonic, between a shareholder and the Fund’s service providers and authorized representatives;

The Fund will not release nonpublic personal or consumer information about its investors or their accounts unless one of the following conditions is met:

•	prior written consent is received,
•	the Fund believes the recipient to be the Fund investor or the investor’s authorized representative, or
•	the Fund is required by law to release information to the recipient.

The Fund does not give or sell nonpublic personal or consumer information about its investors or their Fund accounts to any other company, individual, or group.

The Fund will only use nonpublic personal or consumer information about its investors and their accounts to attempt to better serve their investment needs or to suggest services or educational materials that may be of interest to them.

The Fund restricts access to nonpublic personal and consumer information about investors to those employees who need to know that information in order to provide products or services. Each Fund may also share personal information with companies that it hires to provide support services to the extent required for performance of such services. When the Fund or its Transfer Agent shares nonpublic personal or consumer information with other service providers, it protects that information with a strict confidentiality agreement. The Fund also maintains reasonable physical, electronic and procedural safeguards that comply with federal standards to protect against unauthorized access to and properly dispose of investors' nonpublic personal and consumer information.

Annual Report | December 31, 2025	41

Gemcorp Commodities	Data Privacy Policy and
Alternative Products Fund	Procedure

December 31, 2025

The Fund will adhere to the policies and practices described in this notice for current and former shareholders of the Fund.

Please see Appendix A for a copy of the Fund’s Privacy Policy distributed to shareholders.

[1]	For purposes of this notice, the terms "investor" or "investors" includes both shareholders of the Fund and individuals who provide nonpublic personal information to the Fund, but do not invest in Fund shares.

II. Physical, Electronic and Procedural Safeguards

The following includes a list of the primary physical, electronic and procedural safeguards employed by the Fund’s Transfer Agent to ensure against unauthorized access and proper disposal of investors’ nonpublic personal and consumer information.

A.	The Fund shall distribute its Data Privacy Policy annually to shareholders through the annual report to ensure compliance with shareholder notification requirements mandated by Regulation S-P.

B.	Annually, the Fund’s Chief Compliance Officer reviews the Fund’s Data Privacy Policy to note any changes prior to updating the prospectus.

C.	Should a change in these policies or procedures occur during the year that requires a change to the Fund’s Data Privacy Policy, the Distributor or Transfer Agent will provide existing investors of the Fund with an updated Data Privacy Policy.

D.	The Transfer Agent to the Fund shall maintain a third-party list that identifies any non-affiliated third-parties that do business with the Transfer Agent, the type(s) of service(s) provided, whether there is an exchange of non-public personal information, and whether these relationships fall outside of any exceptions and/or exemptions to the opt-out requirements afforded under Regulation S-P. Appropriate confidentiality language must exist in the contractual arrangements with each of these relations.

E.	The Transfer Agent, Fund Administrator, Fund Accounting Agent, Distributor, and Adviser to the Fund shall maintain procedures related to the security of nonpublic personal information and consumer information which includes

42

Gemcorp Commodities	Data Privacy Policy and
Alternative Products Fund	Procedure

December 31, 2025

•	Data Security Policy and Procedures,
•	Business Resumption Plan,
•	Physical Security Policy and Procedures, and
•	Computer Hardware Disposal Procedures.

F.	Any data privacy related questions, concerns or breaches will be brought to the attention of the Fund’s Chief Compliance Officer.

G.	The Fund’s Transfer Agent has contracted with an outside vendor to provide secure electronic storage of data which may include, but is not limited to, nonpublic personal information and consumer information. Additionally, the Fund’s Transfer Agent has contracted with the same outside vendor to provide for the secure shredding and destruction of records which may include, but is not limited to, nonpublic personal and consumer information.

III. Additional Fund Compliance Oversight and Monitoring Procedures

A.	The Fund’s Chief Compliance Officer will continually monitor applicable regulations that may cause policies of the Fund and/or its service providers subject to the requirements of Regulation S-P to change.

B.	The Fund’s Chief Compliance Officer is responsible for reporting any material issues or breaches to the Board of Trustees.

C.	Annually, the Fund’s Chief Compliance Officer will review any independent reviews applicable to data security at its service providers who have access to or otherwise obtain nonpublic personal and consumer information in fulfilling their obligations to the Fund.

D.	Annually, the Fund’s Chief Compliance Officer will inquire and review, where applicable, any related data privacy issues reported by the Fund’s service providers who have access to or otherwise obtain nonpublic personal and consumer information in fulfilling their obligations to the Fund.

Annual Report | December 31, 2025	43

Gemcorp Commodities	Data Privacy Policy and
Alternative Products Fund	Procedure

December 31, 2025

IV. Incident Response and Notification

Because the Fund does not collect or maintain “Investor Information” (as such term is defined in Regulation S-P) directly, but rather relies on service providers (who are themselves Covered Institutions under Regulation S-P) to do so on the Fund’s behalf, the Fund primarily relies on the Incident Response Programs and notification procedures of its service providers. The Fund seeks to ensure its written agreements with key service providers include an obligation for the service provider to notify affected individuals on the Fund’s behalf, when and to the extent that investor notification is required by Regulation S-P.

To the extent that the Fund is notified by a service provider of unauthorized access to Investor Information maintained by such service provider, if such service provider does not provide a required notification to affected investors on the Fund’s behalf, the Fund’s Chief Compliance Officer, in consultation with Fund counsel, will evaluate whether the Fund has an investor notification requirement under Regulation S-P and where required by law, the Fund will provide timely written notice to affected individuals describing the nature of the incident, the information involved, and steps they may take to protect themselves.

44

Gemcorp Commodities	Data Privacy Policy and
Alternative Products Fund	Procedure

December 31, 2025

Adopted: October 15, 2024

Amended: December 15, 2025

Appendix A

PRIVACY NOTICE

FACTS	WHAT DOES THE FUND DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number • Account transactions • Account balances • Transaction history • Wire transfer instructions
How?	All financial companies need to share investors’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their investors’ personal information; the reasons the Fund chooses to share; and whether you can limit this sharing.

Annual Report | December 31, 2025	45

Gemcorp Commodities	Data Privacy Policy and
Alternative Products Fund	Procedure

December 31, 2025

REASONS WE CAN SHARE YOUR PERSONAL INFORMATION	Does the Fund share?	Can you limit this sharing?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes— to offer our products and services to you	Yes	We don’t share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes— information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes— information about your creditworthiness	No	We don't share
For non-affiliates' to market to you	No	We don't share
Questions?	Call or visit fund website

WHO WE ARE
Who is providing this notice?	Gemcorp Commodities Alternative Products Fund
WHAT WE DO
How does the Fund protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

46

Gemcorp Commodities	Data Privacy Policy and
Alternative Products Fund	Procedure

December 31, 2025

How does the Fund collect my personal information?	We collect your personal information, for example, when you:
• Open an account • Provide account information • Give us your contact information • Make deposits or withdrawals from your account • Make a wire transfer
Why can’t I limit all sharing?	Federal law gives you the right to limit only:
• Sharing for affiliates’ everyday business purposes – information about your creditworthiness • Affiliates from using your information to market to you • Sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
DEFINITIONS
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• The Fund does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• The Fund doesn’t jointly market.

Annual Report | December 31, 2025	47

GEMCORP
CAPITAL

Gemcorp Commodities Alternative Products Fund

+44 ( 0 ) 20 3837 1120
info@gemcorp.net

(b)	Not applicable.

Item 2. Code of Ethics.

(a)	As of the end of the period covered by this report, the registrant has adopted a Code of Ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	During the period covered by this report, there were no amendments to the Fund’s Code of Ethics.

(d)	During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the Code of Ethics.

(e)	Not applicable.

(f)	The registrant's Code of Ethics referred to in Item 2(a) above is attached as an Exhibit 19(a)(1), hereto.

Item 3. Audit Committee Financial Expert.

(a)	The registrant’s board of trustees have determined that the registrant has at least one audit committee financial expert serving on its audit committee. The registrant’s board of trustees have determined that Bradley Dietz is an audit committee financial expert. Mr. Dietz is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

December 31, 2025 - $29,500.00

December 31, 2024 - $12,500.00

Audit fees represent the aggregate fees billed for the fiscal years ended December 31, 2025 and December 31, 2024 for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.

(b)	Audit-Related Fees

December 31, 2025 - $0

December 31, 2024 - $0

The registrant was not billed for any fees for the fiscal years ended December 31, 2025 and December 31, 2024 for assurance and related services that were reasonably related to the performance of the audit of the registrant’s financial statement and not otherwise included under “Audit Fees” above.

(c)	Tax Fees

December 31, 2025 - $8,000.00

December 31, 2024 - $ 4,000.00

“Tax fees” shown above were for the preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

December 31, 2025 - $0

December 31, 2024 - $0

The registrant was not billed any fees for products and services not otherwise included in items (a) – (c) shown above for the fiscal years ended December 31, 2025 and December 31, 2024.

(e)	(1)	Audit Committee’s Pre-Approval Policies and Procedures

The Audit Committee is required to pre-approve the audit and non-audit services performed by the Auditor in order to ensure that the provision of such services to the Fund does not impair the independence of the Auditor. Unless a type of service to be provided by the Auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved fee levels will require specific pre-approval by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

	2025	2024
Audit Related Fees	79%	76%
Tax Fees	21%	24%
Other Fees	N/A	N/A

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

December 31, 2025 - $0

December 31, 2024 - $0

(h)	The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrant.

Item 6. Investments.

(a)	The schedule of investments is included as part of the Reports to Stockholders filed under Item 1(a) of this report.

(b)	Not applicable to registrant.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable to registrant.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable to registrant.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable to registrant.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable to registrant.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

The Board did not approve any investment advisory contracts during the Fund’s most recent half year.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

See attached Appendix A for the Advisor’s proxy voting policy.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)	Portfolio Manager

Portfolio Manager

The following is the portfolio manager as of the date of the filing of this report who is responsible for the day-to-day management of the Fund’s portfolio and the selection of its investments.

Name	Position(s) Held with Trust	Principal Occupations Last 5 Years
Ahmad Al-Sati	President and Principal Executive Officer	Investment Professional

(a)(2)

Not applicable.

Potential Conflicts of Interest

No material potential conflicts of interest may arise in connection with the Portfolio Manager’s management of the registrant’s investments.

(a)(3)

Portfolio managers are compensated with an annual salary and a discretionary year-end annual bonus, the amount of which is based on a multitude of quantitative and qualitative factors and are benchmarked against peers and local markets. Depending on seniority within the firm, portfolio managers also may be eligible to receive performance fees from private funds that they manage that vest over time. Performance fees can make up a significant portion of a portfolio manager’s overall compensation, and primarily are based on the investment performance of the private funds managed by the portfolio manager. This compensation structure aligns a portfolio manager’s and investors’ long-term interests and helps the Adviser retain talented investment personnel. Portfolio managers also may receive discretionary compensation through awards under the Adviser’s equity incentive plan.

(a)(4)

As of December 31, 2025, the Portfolio Manager’s ownership of the Fund was as follows:

Portfolio Manager	Dollar Range of Shares Owned
Ahmad Al-Sati	None

(b)	Not Applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 15. Submission of Matters to a Vote of Security Holders.

None.

Item 16. Controls and Procedures.

(a)	Based on an evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the registrant have concluded that the disclosure controls and procedures of the registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported within 90 days of the filing date, including that information required to be disclosed is accumulated and communicated to the registrant’s management, including the registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)	There were no significant changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

None.

Item 18. Recovery of Erroneously Awarded Compensation.

(a)	Not applicable.

(b)	Not applicable.

Item 19. Exhibits.

(a)(1)	Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, is attached hereto as Exhibit 19(a)(1) Ex99.Code of Ethics.

(a)(2)	Not applicable.

(a)(3)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.Cert.

(a)(4)	Not applicable.

(a)(5)	Not applicable

(b)	The certifications for the registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Gemcorp Commodities Alternative Products Fund

By:	/s/ Ahmad Al-Sati
Ahmad Al-Sati
President and Principal Executive Officer

Date:	March 9, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Ahmad Al-Sati
Ahmad Al-Sati
President and Principal Executive Officer

Date:	March 9, 2026

By:	/s/ Ahmad Al-Sati
Ahmad Al-Sati
Chief Financial Officer

Date:	March 9, 2026